                                                                  Ex-99. (h)(1)

                                  Appendix A

                            WELLS FARGO FUNDS TRUST
                           ADMINISTRATION AGREEMENT

                           Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

                          Fees for Multi-Class Funds

Multi-Class Non-Money                 Fund-Level   Class Level
Market Funds and Classes              Admin. Fee   Admin. Fee/2/ Total Admin. Fee
------------------------            -------------  ------------  ---------------
Class A, Class B, Class C, Class D  First 5B 0.05%               First 5B  0.33%
and Advisor Class Shares            Next 5B  0.04%               Next 5B   0.32%
                                    Over 10B 0.03%     0.28%     Over 10B  0.31%

Administrator Class Shares          First 5B 0.05%               First 5B  0.15%
                                    Next 5B  0.04%               Next 5B   0.14%
                                    Over 10B 0.03%     0.10%     Over 10B  0.13%

Institutional Class Shares          First 5B 0.05%               First 5B  0.13%
                                    Next 5B  0.04%               Next 5B   0.12%
                                    Over 10B 0.03%     0.08%     Over 10B  0.11%

Investor Class and Class Z Shares   First 5B 0.05%               First 5B  0.50%
                                    Next 5B  0.04%               Next 5B   0.49%
                                    Over 10B 0.03%     0.45%     Over 10B  0.48%

Multi-Class Money                     Fund-Level   Class Level
Market Funds and Classes              Admin. Fee    Admin. Fee   Total Admin. Fee
------------------------            -------------  ------------  ---------------
Class A, Class B and Class C Shares First 5B 0.05%               First 5B  0.27%
                                    Next 5B  0.04%               Next 5B   0.26%
                                    Over 10B 0.03%     0.22%     Over 10B  0.25%

Service Class Shares                First 5B 0.05%               First 5B  0.17%
                                    Next 5B  0.04%               Next 5B   0.16%
                                    Over 10B 0.03%     0.12%     Over 10B  0.15%

Administrator Class Shares          First 5B 0.05%               First 5B  0.15%
                                    Next 5B  0.04%               Next 5B   0.14%
                                    Over 10B 0.03%     0.10%     Over 10B  0.13%

Institutional Class Shares          First 5B 0.05%               First 5B  0.13%
                                    Next 5B  0.04%               Next 5B   0.12%
                                    Over 10B 0.03%     0.08%     Over 10B  0.11%

Investor Class and Class Z Shares   First 5B 0.05%               First 5B  0.44%
                                    Next 5B  0.04%               Next 5B   0.43%
                                    Over 10B 0.03%     0.39%     Over 10B  0.42%

Select Class Shares                 First 5B 0.05%               First 5B  0.09%
                                    Next 5B  0.04%               Next 5B   0.08%
                                    Over 10B 0.03%     0.04%     Over 10B  0.07%

                          Fees for Single Class Funds

Single Class Non-Money Market Funds                Total Admin. Fee
-----------------------------------                ---------------
Retail Funds                                       First 5B  0.33%
                                                   Next 5B   0.32%
                                                   Over 10B  0.31%

Administrator Funds                                First 5B  0.15%
                                                   Next 5B   0.14%
                                                   Over 10B  0.13%

Institutional Funds                                First 5B  0.13%
                                                   Next 5B   0.12%
                                                   Over 10B  0.11%

Investor Funds                                     First 5B  0.50%
                                                   Next 5B   0.49%
                                                   Over 10B  0.48%

Single Class Money Market Funds                    Total Admin. Fee
-------------------------------                    ---------------
Retail Funds                                       First 5B  0.27%
                                                   Next 5B   0.26%
                                                   Over 10B  0.25%

Service/Trust Funds                                First 5B  0.17%
                                                   Next 5B   0.16%
                                                   Over 10B  0.15%

Institutional Funds                                First 5B  0.13%
                                                   Next 5B   0.12%
                                                   Over 10B  0.11%

Investor Funds                                     First 5B  0.44%
                                                   Next 5B   0.43%
                                                   Over 10B  0.42%

The Class Level administration fee is reduced by 0.05% for certain Fund classes. The chart below reflects the reduced Class Level administration fees. For a complete list of the Total Administration Fees for all the Funds of Wells Fargo Funds Trust, please refer to Schedule A to Appendix A.

                                                      Class Level
              Funds                                   Admin. Fee
              -----                                   -----------
              Asia Pacific Fund - Investor Class         0.20%
              Dividend Income Fund - Investor Class      0.08%
              Growth and Income Fund - Advisor Class     0.05%
              Growth and Income Fund - Investor Class    0.05%
              High Income Fund - Advisor Class           0.05%
              High Income Fund - Investor Class          0.05%
              International Core Fund - Class A          0.05%
              International Core Fund - Class B          0.05%

                                                          Class Level
          Funds                                           Admin. Fee
          -----                                           -----------
          International Core Fund - Class C                  0.05%
          Large Cap Growth Fund - Investor Class             0.05%
          Overseas Fund - Investor Class                     0.05%
          Short-Term High Yield Bond Fund - Advisor Class    0.05%
          Short-Term High Yield Bond Fund -Investor Class    0.05%
          Short-Term Municipal Bond Fund - Class C           0.05%
          Short-Term Municipal Bond Fund - Investor Class    0.05%
          U.S. Value Fund - Class A                          0.05%
          U.S. Value Fund - Class B                          0.05%
          U.S. Value Fund - Class C                          0.05%
          U.S. Value Fund - Class Z                          0.05%

                                                                  Ex-99. (h)(1)

                           Schedule A to Appendix A
                           Administration Agreement

                            WELLS FARGO FUNDS TRUST
                                 List of Funds

                                       Total Breakpoint Administration Fees
                                       -----------------------------------
Funds/Classes                          First 5B     Next 5B     Over 10B
-------------                          --------     -------     --------
Aggressive Allocation Fund
   Administrator Class                   0.15%       0.14%        0.13%

Asia Pacific Fund
   Investor Class                        0.30%       0.29%        0.28%

Asset Allocation Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%

Balanced Fund
   Investor Class                        0.50%       0.49%        0.48%

C&B Large Cap Value Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Class D                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%
   Institutional Class                   0.13%       0.12%        0.11%

C&B Mid Cap Value Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Class D                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%
   Institutional Class                   0.13%       0.12%        0.11%

California Limited-Term Tax-Free Fund
   Class A                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%

California Tax-Free Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%

California Tax-Free Money Market Fund
   Class A                               0.27%       0.26%        0.25%
   Service Class                         0.17%       0.16%        0.15%

California Tax-Free Money Market Trust   0.17%       0.16%        0.15%

                                  Total Breakpoint Administration Fees
                                  -----------------------------------
Funds/Classes                     First 5B     Next 5B     Over 10B
-------------                     --------     -------     --------
Capital Growth Fund
   Administrator Class              0.15%       0.14%        0.13%
   Institutional Class              0.13%       0.12%        0.11%
   Investor Class                   0.50%       0.49%        0.48%

Cash Investment Money Market Fund
   Service Class                    0.17%       0.16%        0.15%
   Administrator Class              0.15%       0.14%        0.13%
   Institutional Class              0.13%       0.12%        0.11%
   Select Class/1/                  0.09%       0.08%        0.07%

Colorado Tax-Free Fund
   Class A                          0.33%       0.32%        0.31%
   Class B                          0.33%       0.32%        0.31%
   Administrator Class              0.15%       0.14%        0.13%

Common Stock Fund
   Class A                          0.33%       0.32%        0.31%
   Class B                          0.33%       0.32%        0.31%
   Class C                          0.33%       0.32%        0.31%
   Class Z                          0.50%       0.49%        0.48%

Conservative Allocation Fund
   Administrator Class              0.15%       0.14%        0.13%

Corporate Bond Fund
   Advisor Class                    0.33%       0.32%        0.31%
   Institutional Class              0.13%       0.12%        0.11%
   Investor Class                   0.50%       0.49%        0.48%

Discovery Fund
   Administrator Class              0.15%       0.14%        0.13%
   Institutional Class              0.13%       0.12%        0.11%
   Investor Class                   0.50%       0.49%        0.48%

Diversified Bond Fund
   Administrator Class              0.15%       0.14%        0.13%

Diversified Equity Fund
   Class A                          0.33%       0.32%        0.31%
   Class B                          0.33%       0.32%        0.31%
   Class C                          0.33%       0.32%        0.31%
   Administrator Class              0.15%       0.14%        0.13%

Diversified Small Cap Fund
   Administrator Class              0.15%       0.14%        0.13%

Dividend Income Fund
   Administrator Class              0.15%       0.14%        0.13%
   Investor Class                   0.42%       0.41%        0.40%

--------
/1/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.

                              Total Breakpoint Administration Fees
              -               -----------------------------------
Funds/Classes                 First 5B     Next 5B     Over 10B
-------------                 --------     -------     --------
Dow Jones Target Today Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class/2/            0.50%       0.49%        0.48%

Dow Jones Target 2010 Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class/2/            0.50%       0.49%        0.48%

Dow Jones Target 2020 Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class/2/            0.50%       0.49%        0.48%

Dow Jones Target 2030 Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class/2/            0.50%       0.49%        0.48%

Dow Jones Target 2040 Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class/2/            0.50%       0.49%        0.48%

Dow Jones Target 2050 Fund/3/
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class               0.50%       0.49%        0.48%

--------
/2/ On November 8, 2006, the Board of Trustees approved the establishment of Investor Class shares to the Dow Jones Target 2010, Dow Jones Target 2020, Dow Jones 2030, Dow Jones 2040 and Dow Jones Target Today Funds. The Investor Class is expected to commence operations on or about January 31, 2007.
3 On November 8, 2006 the Board of Trustees approved the establishment of the Dow Jones Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.

                                Total Breakpoint Administration Fees
              -                 -----------------------------------
Funds/Classes                   First 5B     Next 5B     Over 10B
-------------                   --------     -------     --------
Emerging Growth Fund/4/
   Administrator Class            0.15%       0.14%        0.13%
   Investor Class                 0.50%       0.49%        0.48%

Emerging Markets Focus Fund
   Class A                        0.33%       0.32%        0.31%
   Class B                        0.33%       0.32%        0.31%
   Class C                        0.33%       0.32%        0.31%
   Administrator Class            0.15%       0.14%        0.13%

Endeavor Large Cap Fund
   Class A                        0.33%       0.32%        0.31%
   Class B                        0.33%       0.32%        0.31%
   Class C                        0.33%       0.32%        0.31%

Endeavor Select Fund
   Class A                        0.33%       0.32%        0.31%
   Class B                        0.33%       0.32%        0.31%
   Class C                        0.33%       0.32%        0.31%
   Administrator Class            0.15%       0.14%        0.13%
   Institutional Class            0.13%       0.12%        0.11%

Enterprise Fund
   Advisor Class                  0.33%       0.32%        0.31%
   Administrator Class            0.15%       0.14%        0.13%
   Institutional Class            0.13%       0.12%        0.11%
   Investor Class                 0.50%       0.49%        0.48%

Equity Income Fund
   Class A                        0.33%       0.32%        0.31%
   Class B                        0.33%       0.32%        0.31%
   Class C                        0.33%       0.32%        0.31%
   Administrator Class            0.15%       0.14%        0.13%

Equity Index Fund
   Class A                        0.33%       0.32%        0.31%
   Class B                        0.33%       0.32%        0.31%

Equity Value Fund
   Class A                        0.33%       0.32%        0.31%
   Class B                        0.33%       0.32%        0.31%
   Class C                        0.33%       0.32%        0.31%
   Administrator Class            0.15%       0.14%        0.13%
   Institutional Class            0.13%       0.12%        0.11%

Government Money Market Fund      0.27%       0.26%        0.25%
   Class A Administrator Class    0.15%       0.14%        0.13%
   Service Class                  0.17%       0.16%        0.15%
   Institutional Class            0.13%       0.12%        0.11%

--------
/4/ On November 8, 2006 the Board of Trustees approved the establishment of the Emerging Growth Fund, which is expected to commence operations on or about January 31, 2007.

                           Total Breakpoint Administration Fees
                           -----------------------------------
Funds/Classes              First 5B     Next 5B     Over 10B
-------------              --------     -------     --------
Government Securities Fund
   Class C                   0.33%       0.32%        0.31%
   Administrator Class       0.15%       0.14%        0.13%
   Advisor Class             0.33%       0.32%        0.31%
   Institutional Class       0.13%       0.12%        0.11%
   Investor Class            0.50%       0.49%        0.48%

Growth Balanced Fund
   Class A                   0.33%       0.32%        0.31%
   Class B                   0.33%       0.32%        0.31%
   Class C                   0.33%       0.32%        0.31%
   Administrator Class       0.15%       0.14%        0.13%

Growth Equity Fund
   Class A                   0.33%       0.32%        0.31%
   Class B                   0.33%       0.32%        0.31%
   Class C                   0.33%       0.32%        0.31%
   Administrator Class       0.15%       0.14%        0.13%
   Institutional Class       0.13%       0.12%        0.11%

Growth Fund
   Class C                   0.33%       0.32%        0.31%
   Administrator Class       0.15%       0.14%        0.13%
   Advisor Class             0.33%       0.32%        0.31%
   Institutional Class       0.13%       0.12%        0.11%
   Investor Class            0.50%       0.49%        0.48%

Growth and Income Fund
   Administrator Class       0.15%       0.14%        0.13%
   Advisor Class             0.28%       0.27%        0.26%
   Institutional Class       0.13%       0.12%        0.11%
   Investor Class            0.45%       0.44%        0.43%

Heritage Money Market Fund
   Administrator Class       0.15%       0.14%        0.13%
   Institutional Class       0.13%       0.12%        0.11%
   Select Class/5/           0.09%       0.08%        0.07%

High Income Fund
   Advisor Class             0.28%       0.27%        0.26%
   Institutional Class       0.13%       0.12%        0.11%
   Investor Class            0.45%       0.44%        0.43%

High Yield Bond Fund
   Class A                   0.33%       0.32%        0.31%
   Class B                   0.33%       0.32%        0.31%
   Class C                   0.33%       0.32%        0.31%

--------
/5/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.

                                    Total Breakpoint Administration Fees
                 -                  -----------------------------------
Funds/Classes                       First 5B     Next 5B     Over 10B
-------------                       --------     -------     --------
Income Plus Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%

Index Fund
   Administrator Class                0.15%       0.14%        0.13%
   Investor Class                     0.50%       0.49%        0.48%

Inflation-Protected Bond Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%

Institutional Emerging Markets Fund
   Institutional Class                0.13%       0.12%        0.11%

Intermediate Government Income Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%

Intermediate Tax-Free Fund
   Investor Class                     0.50%       0.49%        0.48%

International Core Fund
   Class A                            0.28%       0.27%        0.26%
   Class B                            0.28%       0.27%        0.26%
   Class C                            0.28%       0.27%        0.26%
   Administrator Class                0.15%       0.14%        0.13%

International Equity Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%

International Value Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%

Large Cap Appreciation Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%

Large Cap Growth Fund
   Investor Class                     0.45%       0.44%        0.43%

                                    Total Breakpoint Administration Fees
                 -                  -----------------------------------
Funds/Classes                       First 5B     Next 5B     Over 10B
-------------                       --------     -------     --------
Large Company Core Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Class Z                            0.50%       0.49%        0.48%
   Administrator Class                0.15%       0.14%        0.13%

Large Company Growth Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Class Z                            0.50%       0.49%        0.48%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%

Life Stage - Aggressive Portfolio
   Investor Class                     0.50%       0.49%        0.48%

Life Stage - Conservative Portfolio
   Investor Class                     0.50%       0.49%        0.48%

Life Stage - Moderate Portfolio
   Investor Class                     0.50%       0.49%        0.48%

Liquidity Reserve Money Market Fund   0.27%       0.26%        0.25%

Mid Cap Disciplined Fund
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class                     0.50%       0.49%        0.48%

Mid Cap Growth Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Class Z                            0.50%       0.49%        0.48%

Minnesota Money Market Fund
   Class A                            0.27%       0.26%        0.25%

Minnesota Tax-Free Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Class Z                            0.50%       0.49%        0.48%
   Administrator Class                0.15%       0.14%        0.13%

Moderate Balanced Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%

Money Market Fund
   Class A                            0.27%       0.26%        0.25%
   Class B                            0.27%       0.26%        0.25%
   Investor Class                     0.44%       0.43%        0.42%

Money Market Trust                    0.17%       0.16%        0.15%

                                     Total Breakpoint Administration Fees
                                     -----------------------------------
Funds/Classes                        First 5B     Next 5B     Over 10B
-------------                        --------     -------     --------
Municipal Bond Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%
   Investor Class                      0.50%       0.49%        0.48%

Municipal Money Market Fund
   Investor Class                      0.44%       0.43%        0.42%

National Limited-Term Tax-Free Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%

National Tax-Free Fund Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%

National Tax-Free Money Market Fund
   Class A                             0.27%       0.26%        0.25%
   Administrator Class                 0.15%       0.14%        0.13%
   Institutional Class                 0.13%       0.12%        0.11%
   Service Class                       0.17%       0.16%        0.15%

National Tax-Free Money Market Trust   0.17%       0.16%        0.15%

Nebraska Tax-Free Fund
   Administrator Class                 0.15%       0.14%        0.13%

Opportunity Fund
   Administrator Class                 0.15%       0.14%        0.13%
   Advisor Class                       0.33%       0.32%        0.31%
   Investor Class                      0.50%       0.49%        0.48%

Overland Express Sweep Fund            0.27%       0.26%        0.25%

Overseas Fund
   Institutional Class                 0.13%       0.12%        0.11%
   Investor Class                      0.45%       0.44%        0.43%

Prime Investment Money Market Fund
   Institutional Class                 0.13%       0.12%        0.11%
   Service Class                       0.17%       0.16%        0.15%

Short Duration Government Bond Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%
   Institutional Class                 0.13%       0.12%        0.11%

Short-Term Bond Fund
   Advisor Class                       0.33%       0.32%        0.31%
   Institutional Class                 0.13%       0.12%        0.11%
   Investor Class                      0.50%       0.49%        0.48%

                                    Total Breakpoint Administration Fees
                                    -----------------------------------
Funds/Classes                       First 5B     Next 5B     Over 10B
-------------                       --------     -------     --------
Short-Term High Yield Bond Fund
   Advisor Class                      0.28%       0.27%        0.26%
   Investor Class                     0.45%       0.44%        0.43%

Short-Term Municipal Bond Fund
   Class C                            0.28%       0.27%        0.26%
   Investor Class                     0.45%       0.44%        0.43%

Small Cap Growth Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Class Z                            0.50%       0.49%        0.48%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%

Small Cap Disciplined Fund
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class                     0.50%       0.49%        0.48%

Small Cap Opportunities Fund
   Administrator Class                0.15%       0.14%        0.13%

Small Cap Value Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Class Z                            0.50%       0.49%        0.48%

Small Company Growth Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%

Small Company Value Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%

Small/Mid Cap Value Fund Fund
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class                     0.50%       0.49%        0.48%

Specialized Financial Services Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%

Specialized Health Sciences Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%

                                       Total Breakpoint Administration Fees
                                       -----------------------------------
Funds/Classes                          First 5B     Next 5B     Over 10B
-------------                          --------     -------     --------
Specialized Technology Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Class Z                               0.50%       0.49%        0.48%

Stable Income Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%

Strategic Income Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%

Strategic Small Cap Value Fund
   Class A                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Administrator Class                   0.15%       0.14%        0.13%

Total Return Bond Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Class Z                               0.50%       0.49%        0.48%
   Administrator Class                   0.15%       0.14%        0.13%
   Institutional Class                   0.13%       0.12%        0.11%

Treasury Plus Money Market Fund
   Class A                               0.27%       0.26%        0.25%
   Institutional Class                   0.13%       0.12%        0.11%
   Service Class                         0.17%       0.16%        0.15%

Ultra-Short Duration Bond Fund
   Class A                               0.33%       0.32%        0.31%
   Class B                               0.33%       0.32%        0.31%
   Class C                               0.33%       0.32%        0.31%
   Class Z                               0.50%       0.49%        0.48%

Ultra Short-Term Income Fund
   Administrator Class                   0.15%       0.14%        0.13%
   Advisor Class                         0.33%       0.32%        0.31%
   Institutional Class                   0.13%       0.12%        0.11%
   Investor Class                        0.50%       0.49%        0.48%

Ultra Short-Term Municipal Income Fund
   Advisor Class                         0.33%       0.32%        0.31%
   Institutional Class                   0.13%       0.12%        0.11%
   Investor Class                        0.50%       0.49%        0.48%

                                                Total Breakpoint Administration Fees
                                                -----------------------------------
Funds/Classes                                   First 5B     Next 5B     Over 10B
-------------                                   --------     -------     --------
U.S. Value Fund
   Class A                                        0.28%       0.27%        0.26%
   Class B                                        0.28%       0.27%        0.26%
   Class C                                        0.28%       0.27%        0.26%
   Class Z                                        0.45%       0.44%        0.43%
   Administrator Class                            0.15%       0.14%        0.13%

Value Fund
   Class A                                        0.33%       0.32%        0.31%
   Class B                                        0.33%       0.32%        0.31%
   Class C                                        0.33%       0.32%        0.31%
   Investor Class                                 0.50%       0.49%        0.48%
   Administrator Class                            0.15%       0.14%        0.13%

WealthBuilder Conservative Allocation Portfolio   0.33%       0.32%        0.31%

WealthBuilder Equity Portfolio                    0.33%       0.32%        0.31%

WealthBuilder Growth Allocation Portfolio         0.33%       0.32%        0.31%

WealthBuilder Growth Balanced Portfolio           0.33%       0.32%        0.31%

WealthBuilder Moderate Balanced Portfolio         0.33%       0.32%        0.31%

WealthBuilder Tactical Equity Portfolio           0.33%       0.32%        0.31%

Wisconsin Tax-Free Fund
   Class C                                        0.33%       0.32%        0.31%
   Investor Class                                 0.50%       0.49%        0.48%

100% Treasury Money Market Fund
   Class A                                        0.27%       0.26%        0.25%
   Service Class                                  0.17%       0.16%        0.15%

Most recent annual approval by the Board of Trustees: March 31, 2006 Schedule A to Appendix A amended: November 8, 2006